EXHIBIT 10.47


                       STOCK FOR STOCK EXCHANGE AGREEMENT
                       ----------------------------------


     THIS STOCK FOR STOCK EXCHANGE AGREEMENT ("Agreement") is made and entered into as of the 11th day of October, 2001, by and among The Bio Balance Corp. (formerly The Bio Balance Corp.), a Delaware corporation ("Bio Balance"), for itself and for the benefit of the shareholders and warrantholders of Bio Balance as of the Closing Date (individually "Bio Balance Shareholder" and collectively "Bio Balance Shareholders"), as Seller, and New York Health Care, Inc., a New York corporation ("NYHC"), as Buyer. Collectively, the Bio Balance Shareholders, Bio Balance and NYHC are referred to as "Parties," and sometimes the Bio Balance Shareholders, sometimes Bio Balance and sometimes NYHC are individually referred to as "Party."

     WHEREAS, the Bio Balance Shareholders as of the Closing Date will own 100% of the issued and outstanding $.0001 par value common stock of Bio Balance and rights to purchase Bio Balance common stock ("Bio Balance Shares");

     WHEREAS, the Bio Balance Shareholders desire to exchange all but not less than 90% of the Bio Balance Shares and 100% of the outstanding Options (as defined in Section 1.2) for corresponding shares of NYHC's $0.01 par value common stock and rights to purchase NYHC common stock ("NYHC Shares") and NYHC desires to effectuate such exchange, on the terms and subject to the conditions contained herein; and

     WHEREAS, the Bio Balance Shareholders and NYHC desire this transaction to be a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, for and in consideration of the premises and the mutual promises made herein and in consideration of the covenants, representations, warranties and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                 EXCHANGE OF BIO BALANCE SHARES FOR NYHC SHARES

     1.1.     EXCHANGE  OF  BIO BALANCE SHARES FOR NYHC SHARES.   Subject to the
terms and conditions of this Agreement, the Bio Balance Shareholders shall transfer to NYHC the Bio Balance Shares and, in exchange therefor, NYHC hereby agrees to issue the NYHC Shares to the Bio Balance Shareholders (the "Exchange"). The NYHC Shares shall be issued to the Bio Balance Shareholders on the following basis: one NYHC Share for one Bio Balance Share. The foregoing exchange ratio assumes and reflects the one for one and one-half (1:1-1/2) reverse split of NYHC's outstanding common stock described in Section 3.2.a.(iii) herein.


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     1.2.     BIO  BALANCE  STOCK  OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES.
Except as set forth on Schedule 1.2, as of immediately prior to the Closing, Bio Balance will have outstanding stock options, warrants or convertible securities to acquire common stock or other securities of Bio Balance (collectively
"Options"), which on an "as if issued" basis, together with all outstanding common stock including the common stock issuable in the Private Placement described in Section 3.4, will not be more than 23,043,334 common shares. In the event additional Bio Balance Shares are required to be issued pursuant to the Asset Purchase Agreement (defined in Section 4.1(c), then the number of NYHC Shares issuable to holders of Bio Balance Shares who did not receive Bio Balance Shares pursuant to the Asset Purchase Agreement, will be proportionately reduced.

     1.3. NYHC STOCK OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES. As of immediately prior to the Closing, NYHC will not have outstanding any stock options, warrants or convertible securities to acquire common stock or other securities of NYHC (collectively "Options") except as set forth on Schedule 1.3, which on an "as if issued" basis, together with all outstanding common stock will not be more than 4,050,000 common shares.

     1.4. CHANGE OF CONTROL OF BIO BALANCE. The parties agree that at Closing the officers, directors, consultants and key employees ("Key Employees") of Bio Balance will be as are set forth on Exhibit A that is attached hereto and incorporated herein by this reference, which schedule may be amended by Bio Balance with the consent of NYHC prior to the effective date of the S-4 Registration Statement described in Section 3.3, which consent will not be unreasonably withheld.

     1.5. CHANGE OF CONTROL OF NYHC. The parties agree that at Closing the officers, directors and key employees ("Key Employees") of NYHC will be as are set forth on Exhibit B that is attached hereto and incorporated herein by this reference.

                                    ARTICLE 2

                                     CLOSING

     2.1. THE CLOSING. Subject to the conditions precedent contained herein, the Exchange ("Closing") shall take place at the offices of Scheichet & Davis, P.C., 800 Third Avenue, 29th Floor, New York, NY 10022 at 1:00 p.m.
(local time) on (i) February 13,, 2002, or (ii) if by April 29, 2002 (A) any required NYDH Consent (as defined in Section 4.1(n)) has not been obtained, (B) the Securities Compliance (as defined in Section 3.3) has not been completed or
(C) the Shareholder Consent has not been obtained, then on such later date as the NYDH Consent, the Securities Compliance and the Shareholder Consent shall have been obtained and completed, or (iii) such other date and time as is mutually agreed to by Bio Balance and NYHC ("Closing Date").

                                    ARTICLE 3

                            ACTIONS PRIOR TO CLOSING

     3.1. NASDAQ APPROVAL. Within ten (10) days after the date of this Agreement NYHC shall submit this Agreement and other documents delivered herewith to The Nasdaq Stock Market, Inc. ("NASDAQ") pursuant to the rules and


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regulations  governing companies with a class of stock listed for trading on the
NASDAQ SmallCap Market ("Smallcap"). Within seventy-five (75) days after Closing, NYHC must receive "no objections" from NASDAQ for the Exchange and other transactions set forth in this Agreement, subject only to NYHC obtaining the approval of NYHC Shareholders of the Exchange ("NASDAQ Approval"). The written NASDAQ Approval may not be conditioned on NYHC being required to apply for a SmallCap listing based on NASDAQ's "new listing" requirements.

     3.2. SHAREHOLDER  CONSENT.

          a.     Shareholder  Meeting.  Prior  to  Closing, NYHC shall convene a
                 --------------------
meeting of its shareholders and use its best efforts to obtain the consent of NYHC Shareholders of each of the following matters:

               (i) The election to the board of directors of two members to be identified by Bio Balance. The board of directors after the meeting shall be comprised of six directors.

               (ii) Amendment of the Articles of Incorporation of NYHC for the increase in the authorized $.01 par value common stock of NYHC from 50,000,000 shares to 100,000,000 shares.

               (iii) The reverse split of NYHC $.01 par value common stock in the ratio of one share of common stock for each 1.5 shares outstanding, so that holders of common stock and rights to receive common stock shall receive one share of common stock for each 1.5 shares of common stock held or entitled to be received.

               (iv) Approval of the Exchange and all other transactions described in this Agreement.

               (v) The approval of an amendment to the New York Health Care, Inc. Performance Incentive Plan (the "Stock Option Plan") authorizing the reservation of an additional 2,230,000 shares of the Company's $.01 par value common stock for issuance under the Stock Option Plan after April 29, 2002 for the promotion and benefit of Bio Balance's business.

Collectively, the approval of the requisite number of shareholders is the "Shareholder Consent."

          b.     Proxy  Statement.  On  or  before  the later of forty-five (45)
                 ----------------
days  after  NYHC  has  received the Bio Balance Financial Statements and twenty
(20) days after NYHC has received the private placement memorandum to be employed by Bio Balance in connection with the Private Placement, NYHC will file a preliminary proxy statement with the Securities and Exchange Commission. The Company further covenants to use its best efforts to conduct the meeting of NYHC Shareholders on or before February 14, 2002.

          c.     Insider  Approval.  Upon execution of this Agreement, NYHC will
                 -----------------
deliver to Bio Balance the irrevocable proxies of officers and directors of the Company owning not less than 50.1% of the capital stock permitted to vote on the subject matter of the Shareholder Consent, in favor of the Shareholder Consent.


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     3.3.     REGISTRATION.  NYHC  will prepare and file with the Securities and
Exchange Commission a registration statement on Form S-4 ("S-4 Registration Statement") for the purpose of registering the offer of the NYHC Shares to the Bio Balance Shareholders and make all filings required to be made with state regulatory authorities, the unrestricted resale (except as otherwise described herein) of the NYHC Shares received by Bio Balance Shareholders in the Exchange ("Securities Compliance").

     3.4. PRIVATE PLACEMENT. Bio Balance shall conduct a private placement of its common stock on the terms more particularly described in Schedule 3.4 ("Private Placement") at Bio Balance's sole cost and expense. Bio Balance will offer up to 3,000,000 common shares at a per share price of not less than $2.00. Up to 300,000 Bio Balance common stock purchase warrants will be issued to broker-dealers who participate in the Private Placement. NYHC shall cooperate with Bio Balance in the preparation of the documents necessary to conduct the Private Placement and all filings required to be made in connection with the Private Placement. All proceeds from the Private Placement will be employed to pay expenses of the Private Placement and then exclusively for use by Bio Balance in furtherance of its business.

     3.5     LOCKUP.

          a.     NYHC  Lockup.  The officers and directors of NYHC identified on
                 ------------
Schedule 3.5a shall agree to restrictions on the sale and transfer of the NYHC common stock set forth on Schedule 3.5a, for the period set forth on Schedule 3.5a.

          b.     Bio Balance Lockup.  The Bio Balance Shareholders identified on
                 ------------------
Schedule 3.5b shall agree to restrictions on the sale and transfer of the NYHC Shares received by them in the Exchange, set forth on Schedule 3.5b, for the period set forth on Schedule 3.5b.

          c. All of the NYHC common shares subject to the foregoing lockups shall be imprinted with the following legend which may be removed at the holder's request after the expiration of the lockup period.

          "The Common Shares of New York Health Care, Inc. represented by this certificate are subject to certain restrictions on sale, transfer or conveyance. A description of the restrictions may be obtained from the Company."


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS AND WARRANTIES OF BIO BALANCE. Bio Balance represents and warrants to NYHC as follows:

          a.     Authorization.  The execution, delivery and performance of this
                 -------------
Agreement have been duly authorized, adopted and approved by the board of directors of Bio Balance. Bio Balance has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the transactions described in this Agreement. This Agreement has been duly and validly executed and delivered by an officer of Bio Balance, and assuming that this Agreement is the valid and binding obligation of NYHC, is the valid and binding obligation of Bio Balance, enforceable against it in


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accordance  with  its  terms,  except  as  such  enforcement  may  be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect or by legal or equitable principles relating to or limiting creditors' rights generally, and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Bio Balance has the ability to consummate the Exchange.

          b.     Organization;  Subsidiaries.  Bio Balance is a corporation duly
                 ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. Bio Balance has the corporate power and authority to own and lease its assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Bio Balance. As of the date hereof, Bio Balance is only qualified to do business in Delaware. Bio Balance does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

          c.     Capitalization.  The  number  of  authorized,  issued  and
                 --------------
outstanding shares of Company Stock as of the date hereof is as set forth on Schedule A. Bio Balance has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws
(including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). Except as described herein and on the schedules and exhibits hereto, as of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Bio Balance Stock subject hereto or any of the unissued shares of capital stock of Bio Balance, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of Bio Balance, except as set forth in an asset purchase agreement by and among Danron Ltd., an Isle of Mann company; Uprising Investment Ltd., a Turks and Caicos Islands company; Kimmey Trading Ltd., a Turks and Caicos Islands company; and Bio Balance dated as of July 31, 2001 and all addenda and attachments thereto ("Asset Purchase Agreement"), annexed hereto as Exhibit C.

          d.     Financial Statements. Bio Balance will promptly deliver to NYHC
                 --------------------
audited financial statements of Bio Balance as at August 31, 2001 (the "Bio Balance Financial Statements"). The Bio Balance Financial Statements will fairly present, in all material respects, the financial position of Bio Balance at August 31, 2001 and the results of operations and cash flows of Bio Balance for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

          e.     Owned  Real  Property.  Bio  Balance does not own (of record or
                 ---------------------
beneficially),  nor  does  it  have  any  interest  in  any  real  property.

          f.     Leased  Property;  Tenancies.  Bio  Balance  does not lease any
                 ----------------------------
property, real or otherwise. Accordingly, Bio Balance is not a party to any leases or subleases with respect to any property.


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
          g.     Title.  Bio  Balance's  only  assets are those reflected on the
                 -----
balance sheet of the Bio Balance Financial Statements and as more particularly described in the Asset Purchase Agreement. Bio Balance has good and marketable title to all of such assets and to those assets purchased by Bio Balance after the date thereof. The assets reflected on the balance sheet of the Bio Balance Financial Statements, and as described in the Asset Purchase Agreement, and those purchased by Bio Balance after the dates thereof, are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (i) as stated in the Bio Balance Financial Statements (including the notes thereto); (ii) as stated in the Asset Purchase Agreement (iii) for liens for taxes or assessments not yet due and payable or which are being contested by Bio Balance in good faith; (iv) for minor liens imposed by law for sums not yet due or which are being contested by Bio Balance in good faith; and (v) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of Bio Balance in any material respect or affect the present use of the assets in any material respect. Bio Balance has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of Bio Balance's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the knowledge of Bio Balance, threatened which could adversely affect any asset owned or used by Bio Balance as of the date hereof.

          h.     Condition  of Assets.  All documents and agreements pursuant to
                 --------------------
which Bio Balance has obtained the assets or the right to use any assets are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the business of Bio Balance are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through Bio Balance or any third party which could:
(i) have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance; or
(ii) materially adversely affect its use of any assets. Bio Balance is not in violation of and has complied with all applicable codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the use, maintenance, condition, operation and improvement of any assets, except where the failure to comply with which would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance. Bio Balance's use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. Bio Balance possesses all licenses, permits and authorizations required to be obtained by Bio Balance with respect to Bio Balance's ownership, operation and maintenance of the assets for all uses for which such assets are operated or used by Bio Balance as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance. All of the assets are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by Bio Balance.


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
          i.     Intellectual  Property.  Bio  Balance  has  applied  for  a
                 ----------------------
servicemark (trademark) for the name Bio Balance in the State of Israel. Bio Balance has applied for a trademark/servicemark registration with the United States Patent and Trademark Office for the name BACTRIX. Except for the above and other trademarks, trade-names and servicemarks that will be applied for in the normal course, Bio Balance does not own, license or use any registered and unregistered trademarks, service marks or trade names, trade secrets, registered or unregistered copyrights, or computer programs or software (the "Intellectual Property") except as described in the Bio Balance Financials or Asset Purchase Agreement.

          j.     Accounts Receivable.  As of the date hereof, Bio Balance has no
                 -------------------
accounts  receivable.

          k.     Accounts  Payable.   As of the date hereof, except as set forth
                 -----------------
in the Bio Balance Financial Statements or arising out of transactions described in this Agreement, Bio Balance has no accounts payable outside of the ordinary course of business.

          l.     Absence  of Undisclosed Liabilities. Other than as set forth in
                 -----------------------------------
the Bio Balance Financial Statements, Bio Balance has not had nor does it have any indebtedness, loss or liability of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to Bio Balance's business, assets, operations, prospects, earnings or condition (financial or otherwise) of Bio Balance.

          m.     Absence  of  Certain  Changes  or  Events.  Except as expressly
                 -----------------------------------------
disclosed or set forth in this Agreement and the exhibits and schedules hereto, Bio Balance has not, since August 31, 2001:

               (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;


               (ii)  amended  its  articles  of  organization  or  bylaws;

               (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment;

               (iv) entered into any transaction, which could be deemed to be material to Bio Balance or its business;

               (v) incurred any damage, destruction or any other loss to any of its assets in an aggregate amount exceeding Twenty-Five Thousand Dollars ($25,000) whether or not covered by insurance;

               (vi) suffered any loss in an aggregate amount exceeding Twenty-Five Thousand Dollars ($25,000) nor become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with Bio Balance, the loss or discontinuance of which, alone


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
     or in the aggregate, could have a material adverse effect on Bio Balance's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance;

               (vii) entered into, modified, amended or altered any contractual arrangement with any client, dealer or supplier, the execution, performance, modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on Bio Balance's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance;

               (viii) incurred any material liability or obligation (absolute or contingent);

               (ix) experienced any material adverse change in Bio Balance's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance or experienced or have knowledge of any event which could have a material adverse effect on Bio Balance's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance;

               (x) declared, set aside or paid any dividend or other distribution in respect of the capital stock of Bio Balance;

               (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

               (xii) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its assets;

               (xiii) increased the rate of compensation payable or to become payable to the officers or employees of Bio Balance, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees;

               (xiv) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees; or

               (xv) changed any material accounting principle, procedure or practice followed by Bio Balance or changed the method of applying such principle, procedure or practice.

          n.     Agreements.  Set  forth  on  Schedule  4.1n  hereto  is a true,
                 ----------
correct and complete list of all contracts, agreements and other instruments material to the business or operation of Bio Balance, including without limitation, those to which Bio Balance is a party and those by which any of its assets are bound (the "Material Agreements"). Copies of all such agreements have heretofore been delivered or made available by Bio Balance to NYHC. Other than as set forth on Schedule 4.1n, there is no contract, agreement or other instrument to which Bio Balance is a party or which affects the assets, liabilities or outstanding securities of Bio Balance. Bio Balance may enter into up to ten additional consulting agreements with directors, consultants and advisory board members substantially similar to the agreements previously


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
delivered  to  NYHC  and  on substantially similar terms ("Additional Consulting
Agreements"). Each such consultant may be granted the right to purchase up to 10,000 shares of Bio Balance common stock at a per share purchase price of $1.50. Such right will be exercisable for two years after the issue date. From and after the Closing, the right to purchase Bio Balance common stock will be exchanged for the right to purchase NYHC Shares on a one for one basis with all other terms being substantially the same. Neither Bio Balance, nor any third party is in default and no event has occurred which, with notice or lapse of time or both, could cause or become a default by Bio Balance, or any third party, under any Material Agreement. Each Material Agreement is enforceable in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          o.     Non-Contravention; Consents. Neither the execution and delivery
                 ---------------------------
of this Agreement by Bio Balance, nor consummation of the Exchange, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of Bio Balance; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets, which are material to the business or operation of Bio Balance, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Bio Balance is a party or by which it or any of such assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of Bio Balance; (iii) violate or conflict with any other restriction of any kind whatsoever to which Bio Balance is subject or by which any of its assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of Bio Balance; or (iv) constitute an event permitting termination by a third party of any agreement, including the Material
Agreements, to which Bio Balance is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by Bio Balance, except as same may derive from NYHC.

          p.     Employee  Benefit  Plans.  Except  as  provided  for  in  any
                 ------------------------
employment agreements described on Schedule 4.1(n), Bio Balance does not have any "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the
"Benefit  Plans")  covering  the  employees  of  Bio  Balance.

          q.     Labor  Relations.  There  are  no  agreements  with  or pending
                 ----------------
petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of Bio Balance and no such petition has been pending at any time since Bio Balance's inception. There has not been any organizing effort by any union or other group seeking to represent any employees of Bio Balance as its exclusive bargaining agent at any time since

Bio Balance's inception. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against Bio Balance, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time since Bio Balance's inception. Bio Balance has no knowledge that any executive, key employee or any group of employees of Bio Balance has any plans to terminate his/her employment with Bio Balance.

          r.     Insurance.  Bio Balance has no insurance policies or binders of
                 ---------
insurance or programs of self-insurance. However, Bio Balance may purchase employee medical insurance prior to Closing. In such event, a copy of the medical insurance policy will be promptly delivered to NYHC.

          s.     Tax  Matters. Bio Balance has timely filed with the appropriate
                 ------------
taxing authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. Bio Balance has not requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. Bio Balance has accurately computed and timely paid all Taxes for periods beginning before the date hereof, or an adequate reserve has been established therefor, as set forth in the Bio Balance Financial Statements. NYHC shall have no obligation or liability for or with respect to (a) any Taxes or other assessments as a consequence of the transactions contemplated by this Agreement all of which Taxes shall be paid by Bio Balance, or each Bio Balance Shareholder, as the case may be, or (b) any other Taxes or assessments of Bio Balance, or each Bio Balance Shareholder of any kind whatsoever or any penalties or interest with respect to such Tax liabilities. Bio Balance has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly accrued or provided for on the books of Bio Balance. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against Bio Balance. There are no pending or, to the best knowledge of Bio Balance, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of Bio Balance, or its counsel is likely to result in a material amount of Taxes. The federal, state and local returns of Bio Balance have never been audited, and Bio Balance has not been notified that any taxing authority intends to audit a return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to Bio Balance. Bio Balance: (i) has not been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is not a party to any tax-sharing agreements or similar arrangements; and (iii) is not a "foreign person" as defined in section 1445(f)(3) of the Code.

          The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

          t.     Compliance  with Applicable Law. Bio Balance has been and is in
                 -------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations applicable to the business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance or which would subject any officer or director of Bio Balance to civil or criminal penalties or imprisonment. Bio Balance has complied with the rules and regulations of all governmental agencies having authority over its business and its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Bio Balance. Bio Balance has no any knowledge of nor received any notice of violation of any such rule or regulation since Bio Balance's inception which could result in any liability of Bio Balance for penalties or damages or which could subject Bio Balance to any injunction or government writ, order or decree. To the knowledge of Bio Balance, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Bio Balance.

          u.     Litigation.  There  is  no  action,  suit,  proceeding  or
                 ----------
investigation pending or, to the knowledge of Bio Balance, threatened, which could restrict the ability of Bio Balance to perform its obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance. Bio Balance is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance.

          v.     Permits.  Bio  Balance  holds all permits, licenses, orders and
                 -------
approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of Bio Balance's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Bio Balance. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the Exchange. Bio Balance has no knowledge of nor has received any notice of violation of any of such rules or regulations since Bio Balance's inception which would result in any liability of Bio Balance for penalties or damages or which would subject Bio Balance to any injunction or governmental writ, order or decree.

          w.     Unlawful  Payments.  Neither  Bio  Balance  nor  any  officer,
                 ------------------
director, employee, agent or representative of Bio Balance has paid or received, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of Bio Balance, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

          x.     Officers,  Directors  and  Employees. Schedule 4.1x hereto sets
                 ------------------------------------
forth a true, correct and complete list of all of the officers, directors and principal employees of Bio Balance as of the date hereof, including their respective names, titles, salaries and bonuses since Bio Balance's inception. Bio Balance has also provided true, correct and complete copies of any employment agreements between Bio Balance and any of the foregoing officers, directors and principal employees of Bio Balance in effect as of the date hereof.

          y.     Loans  to  or from Affiliates. There exist no outstanding loans
                 -----------------------------
by Bio Balance to any current or former officer, director, employee, consultant or stockholder of Bio Balance or any affiliate of any of the foregoing. There are no outstanding loans to Bio Balance by any current or former officer, director, employee, consultant or stockholder of Bio Balance.

          z.     Books  and  Records.
                 -------------------

               (i) The books of account and other financial records of Bio Balance are complete and correct and have been maintained in accordance with good business practices.

               (ii) All material corporate action of the boards of directors of Bio Balance (including any committees) since the date of Bio Balance's incorporation has been authorized, approved and/or ratified in the minute books of Bio Balance.

          aa.     Bank  Accounts. Set forth on Schedule 4.1aa is a true, correct
                  --------------
and complete list of the names of each bank, savings and loan, or other financial institution, at which Bio Balance maintains any account (including any cash contribution or similar accounts) and the names of all persons authorized to draw thereon or who have access thereto. As of the date hereof, Bio Balance has no credit or loan facility or guaranty established and/or maintained by or on behalf of Bio Balance.

          bb.     Solvency  of Bio Balance.  Since its inception and through the
                  ------------------------
Closing Date, Bio Balance has been and will be solvent. "Solvent" shall mean, for purposes of application of this provision, that: (i) the fair saleable value of Bio Balance's property is in excess of the total amount of its debts; and
(ii)  Bio  Balance  is  able  to  pay  its  debts  as  they  mature.

          cc.     Agreements  with Affiliates.  Except as otherwise described or
                  ---------------------------
disclosed in this Agreement, Bio Balance is not a party to any instrument, license, lease or other agreement, written or oral, with any officer or director of Bio Balance.

          dd.     Accuracy  of  Information  Furnished.  Bio  Balance represents
                  ------------------------------------
that no statement made by Bio Balance set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Bio Balance pursuant hereto or in connection with the Exchange, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4.2 REPRESENTATIONS AND WARRANTIES OF NYHC. NYHC represents and warrants to NYHC as follows:

          a.     Authorization.  The execution, delivery and performance of this
                 -------------
Agreement have been duly authorized, adopted and approved by the board of directors of NYHC. NYHC has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the Exchange. This Agreement has been duly and validly executed and delivered by an officer of NYHC, and assuming that this Agreement is the valid and binding obligation of Bio Balance, is the valid and binding obligation of NYHC, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. NYHC has the ability to consummate the Exchange.

          b.     Organization;  Subsidiaries.  NYHC  is  a  corporation  duly
                 ---------------------------
organized, validly existing and in good standing under the laws of the State of New York. NYHC has the corporate power and authority to own and lease its assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of NYHC. As of the date hereof, NYHC is qualified to do business in New Jersey. NYHC does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity except as disclosed in prospectuses, registration statements and reports filed with the Securities and Exchange Commission (the "Commission") and publicly available on the Commission's EDGAR Filing System (collectively "SEC Documents").

          c.     Capitalization.  The  number  of  authorized,  issued  and
                 --------------
outstanding shares of Company Stock as of the date hereof is as set forth on Schedule A. NYHC has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of NYHC Stock subject hereto or any of the unissued shares of capital stock of NYHC, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of NYHC except as set forth on Schedule A and in the SEC Documents.

          d.     Financial  Statements.  The  SEC  Documents  contain  the  (i)
                 ---------------------
audited balance sheets of NYHC as of December 31, 2000, 1999 and 1998 (including the notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the years then ended, and (ii) unaudited balance sheets of NYHC as of June 30, 2001 and March 31, 2001 (including any notes thereto), and the related statements of operations, cash flows and shareholders' equity (deficit) for each of the periods then ended (collectively, the "NYHC Financial Statements"). The NYHC Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flows of NYHC at the respective dates of and for the periods referred to in the NYHC Financial Statements, which were prepared in conformity with GAAP, consistently applied.

          e.     Financial  Statement  Compliance.  NYHC's  Financial Statements
                 ---------------------------------
have been prepared in accordance with Regulation S-X or S-B, as applicable, adopted under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the periods specified.

          f.     Owned Real Property.  Except as set forth in the SEC Documents,
                 -------------------
NYHC does not own (of record or beneficially), nor does it have any interest in, any real property.

          g.     Leased  Property;  Tenancies.   Except  as set forth in the SEC
                 ----------------------------
Documents,  NYHC  does  not  lease  any  property,  real  or  otherwise.

          h.     Title.   NYHC  has  good  and  marketable  title  to all of the
                 -----
assets set forth on the most recent balance sheet included in the NYHC Financial Statements (the "Current Balance Sheet"), and those assets purchased by NYHC after the date thereof. (collectively "NYHC Assets"). The NYHC Assets are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (i) as stated in the NYHC Financial Statements; (ii) for liens for taxes or assessments not yet due and payable or which are being contested by NYHC in good faith; (iii) for minor liens imposed by law for sums not yet due or which are being contested by NYHC in good faith; and (iv) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the NYHC Assets subject thereto or which do not impair the operations of NYHC in any material respect or affect the present use of the NYHC Assets in any material respect. NYHC has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of the NYHC Assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the knowledge of NYHC, threatened which could adversely affect any NYHC Asset owned or used by NYHC as of the date hereof.

          i.     Condition of Assets.  Except as described in the SEC Documents,
                 -------------------
all documents and agreements pursuant to which NYHC has obtained the NYHC Assets or the right to use any NYHC Assets are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as described in the SEC Documents, all licenses, permits and authorizations related to the location or operation of the business of NYHC are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through NYHC or any third party which could: (i) have a material adverse effect on the business, NYHC Assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC; or (ii) materially adversely affect its use of any NYHC Assets. Except as described in the SEC Documents, NYHC is not in violation of and has complied with all applicable codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the use, maintenance, condition, operation and improvement of any NYHC Assets, except where the failure to comply with which would not have a material adverse effect on the business, NYHC

Assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC. NYHC's use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. Except as described in the SEC Documents, NYHC possesses all licenses, permits and authorizations required to be obtained by NYHC with respect to NYHC's ownership, operation and maintenance of the assets for all uses for which such assets are operated or used by NYHC as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, NYHC Assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC. All of the NYHC Assets are in good operating condition and repair, subject to normal wear and use and each such item  is  usable  in  a  manner  consistent  with  current  use  by  NYHC.

          j.     Intellectual  Property.  NYHC  does not own, license or use any
                 ----------------------
registered and unregistered trademarks, service marks or trade names, trade secrets, registered or unregistered copyrights, or computer programs or software (the "Intellectual Property") except as described in the SEC Documents.

          k.     Accounts  Payable.  Except  as  set forth in the NYHC Financial
                 -----------------
Statements and on Schedule 4.2k, as of the date hereof, NYHC has no accounts payable outside of the ordinary course of business.

          l.     Absence  of Undisclosed Liabilities. Other than as set forth in
                 -----------------------------------
the NYHC Financial Statements or on Schedule 4.2l, NYHC has not had nor does it have any indebtedness, loss or liability of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to NYHC's business, assets, operations, prospects, earnings or condition (financial or otherwise) of NYHC.

          m.     Absence  of  Certain  Changes or Events. Except as disclosed in
                 ---------------------------------------
the SEC Documents or on Schedule 4.2m and except as expressly set forth in this Agreement, NYHC has not, since December 31, 2000:

               (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;

               (ii)  amended  its  articles  of  organization  or  bylaws;

               (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment;

               (iv) entered into any transaction, which could be deemed to be material to NYHC or its business;

               (v) incurred any damage, destruction or any other loss to any of its assets in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) whether or not covered by insurance;

               (vi) suffered any loss in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) nor become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with NYHC, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on NYHC's business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC;

               (vii) entered into, modified, amended or altered any contractual arrangement with any client, dealer or supplier, the execution, performance, modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on NYHC's business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC;

               (viii) incurred any material liability or obligation (absolute or contingent);

               (ix) experienced any material adverse change in NYHC's business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC or experienced or have knowledge of any event which could have a material adverse effect on NYHC's business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC;

               (x) declared, set aside or paid any dividend or other distribution in respect of the capital stock of NYHC;

               (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

               (xii) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its assets;

               (xiii) increased the rate of compensation payable or to become payable to the officers or employees of NYHC, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees;

               (xiv) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees; or

               (xv) changed any material accounting principle, procedure or practice followed by NYHC or changed the method of applying such principle, procedure or practice.

          n.     Agreements. Except as otherwise disclosed in the SEC Documents,
                 ----------
set forth on Schedule 4.2n hereto is a true, correct and complete list of all material contracts, agreements and other instruments material to the business or operation of NYHC, including without limitation, those to which NYHC is a party and those by which any of its assets are bound (the "Material Agreements"). Copies of all such agreements have heretofore been delivered or made available by NYHC to Bio Balance. Other than as set forth on Schedule 4.2n, there is no material contract, agreement or other instrument to which NYHC is a party or which affects the assets, liabilities or outstanding securities of NYHC. Neither NYHC, nor any third party is in default and no event has occurred which, with notice or lapse of time or both, could cause or become a default by NYHC, or any third party, under any Material Agreement. Each Material Agreement is enforceable in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          o.     Non-Contravention; Consents. Neither the execution and delivery
                 ---------------------------
of this Agreement by NYHC, nor consummation of the transactions described herein, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of NYHC; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets, which are material to the business or operation of NYHC, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which NYHC is a party or by which it or any of such assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, NYHC Assets, operations, earnings, prospects or (financial or otherwise) of NYHC; (iii) violate or conflict with any other restriction of any kind whatsoever to which NYHC is subject or by which any of its assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of NYHC; or (iv) constitute an event permitting termination by a third party of any agreement, including the Material Agreements, to which NYHC is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by NYHC, except for the Securities Compliance, Shareholder Consent, NASDAQ Approval and, if required, the consent of the New York State Department of Health ("NYDH Consent").

          p.     Employee  Benefit  Plans.  Except  as  set  forth  in  the  SEC
                 ------------------------
Documents, NYHC does not have any "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of NYHC.

          q.     Labor  Relations.  There  are  no  agreements  with  or pending
                 ----------------
petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of NYHC and no such petition has been pending at any time since NYHC's inception. There has not been any organizing effort by any union or other group seeking to represent any employees of NYHC as its exclusive bargaining agent at any time since NYHC's inception. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against NYHC, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time since NYHC's inception. NYHC has no knowledge that any executive, key employee or any group of employees of NYHC has any plans to terminate his/her employment with NYHC.

          r.     Insurance.  NYHC  has  furnished  to  Bio Balance a list of, or
                 ---------
made available true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of NYHC. To the knowledge of NYHC, there is no material claim by NYHC pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and the NYHC has otherwise complied in all material respects with the terms and conditions of all such policies and bonds. Such policies and bonds are of the type and in amounts required and/or customarily carried by entities conducting businesses similar to those of NYHC. NYHC does not know of any threatened termination of, material premium increase (other than in the ordinary course of business) with respect to, or material alteration of coverage under, any of such policies or bonds.

          s.     Tax  Matters. NYHC has timely filed with the appropriate taxing
                 ------------
authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. NYHC has not requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. NYHC has accurately computed and timely paid all Taxes for periods beginning before the date hereof, or an adequate reserve has been established therefor, as set forth in Schedule 4.2s. Bio Balance shall have no obligation or liability for or with respect to (a) any Taxes or other assessments as a consequence of the transactions contemplated by this Agreement all of which Taxes shall be paid by NYHC, or each NYHC Shareholder, as the case may be, or (b) any other Taxes or assessments of NYHC, or each NYHC Shareholder of any kind whatsoever or any penalties or interest with respect to such Tax liabilities. NYHC has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly accrued or provided for on the books of NYHC. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against NYHC. There are no pending or, to the best knowledge of NYHC, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of NYHC, or its counsel is likely to result in a material amount of Taxes. The federal, state and local returns of NYHC have never been audited, and NYHC has not been notified that any taxing authority intends to audit a return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to NYHC. NYHC: (i) has not been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is not a party to any tax-sharing agreements or similar arrangements; and (iii) is not a "foreign person" as defined in section 1445(f)(3) of the Code.

          The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

          t.     Compliance with Applicable Law.  Except as described in the SEC
                 ------------------------------
Documents, NYHC has been and is in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations applicable to the business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC or which would subject any officer or director of NYHC to civil or criminal penalties or imprisonment. NYHC has complied with the rules and regulations of all governmental agencies having authority over its business and its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of NYHC. NYHC has no any knowledge of nor received any notice of violation of any such rule or regulation since NYHC's inception which could result in any liability of NYHC for penalties or damages or which could subject NYHC to any injunction or government writ, order or decree. To the knowledge of NYHC, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of NYHC.

          u.     Litigation.  Except as described in the SEC Documents, there is
                 ----------
no action, suit, proceeding or investigation pending or, to the knowledge of NYHC, threatened, which could restrict the ability of NYHC to perform its obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC. NYHC is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of NYHC.

          v.     Permits.  Except  as described in the SEC Documents, NYHC holds
                 -------
all permits, licenses, orders and approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of NYHC's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of NYHC. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the Exchange. NYHC has no knowledge of nor has received any notice of violation of any of such rules or regulations since NYHC's inception which would result in any liability of NYHC for penalties or damages or which would subject NYHC to any injunction or governmental writ, order or decree.

          w.     Unlawful  Payments.  Neither  NYHC  nor  any officer, director,
                 ------------------
employee, agent or representative of NYHC has paid or received, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of NYHC, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

          x.     Officers,  Directors  and  Employees. Schedule 4.2x hereto sets
                 ------------------------------------
forth a true, correct and complete list of all of the officers, directors and principal employees of NYHC as of the date hereof, including their respective names, titles, and current salaries and bonuses. NYHC has also provided true, correct and complete copies of any employment agreements between NYHC and any of the foregoing officers, directors and principal employees of NYHC in effect as of the date hereof.

          y.     Loans  to  or from Affiliates. There exist no outstanding loans
                 -----------------------------
by NYHC to any current or former officer, director, employee, consultant or stockholder of NYHC or any affiliate of any of the foregoing. There are no outstanding loans to NYHC by any current or former officer, director, employee, consultant or stockholder of NYHC.

          z.     Books  and  Records.
                 -------------------

               (i) The books of account and other financial records of NYHC are complete and correct and have been maintained in accordance with good business practices.

               (ii) All material corporate action of the boards of directors of NYHC (including any committees) since the date of NYHC's incorporation has been authorized, approved and/or ratified in the minute books of NYHC.

          aa.     Solvency of NYHC.  Since its inception and through the Closing
                  ----------------
Date, NYHC has been and will be solvent. "Solvent" shall mean, for purposes of application of this provision, that: (i) the fair saleable value of NYHC's property is in excess of the total amount of its debts; and (ii) NYHC is able to pay its debts as they mature.

          bb.     Agreements  with  Affiliates.  Except  as described in the SEC
                  ----------------------------
Documents, NYHC is not a party to any instrument, license, lease or other agreement, written or oral, with any officer or director of NYHC.

          cc.     The  NYHC  Shares.  The  NYHC  Shares  upon  issuance:
                  -----------------

               (i) will be free and clear of any security interests, liens, claims or other encumbrances and not subject to restrictions upon transfer under the Securities Act of 1933 (the "1933 Act"), except for the restrictions imposed by the 1934 Act on "insiders" as defined therein, State laws, and the Lockup as described in Section 3.5 of this Agreement;

               (ii) will be duly and validly authorized, issued, fully paid and nonassessable;

               (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of NYHC; and

               (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          dd.     Reporting Company.  NYHC is a publicly-held company subject to
                  -----------------
reporting obligations pursuant to Sections 15(d) and 13 of the 1934 Act and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, NYHC has filed all reports and other materials required to be filed thereunder with the Securities and Exchange
Commission  during  the  preceding  twelve  months.

          ee.     Information  Concerning  NYHC.  The  SEC Documents contain all
                  -----------------------------
material information relating to NYHC and its operations and financial condition as of their respective dates which information is required to be disclosed therein. The SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact in light of the circumstances when made required to be stated therein or necessary to make the statements therein not misleading.

          ff.     Listing.  NYHC's common stock is quoted and listed for trading
                  -------
on the NASDAQ SmallCap Market ("SmallCap"). NYHC has not received any oral or written notice from NASDAQ that its common stock will be delisted from SmallCap or that the common stock does not meet all requirements for the continuation of such listing.

          gg.     Information  on  Bio  Balance.  NYHC  has  been furnished with
                  -----------------------------
information concerning operations, financial condition and other matters of Bio Balance as NYHC has requested. NYHC has considered all factors NYHC deems material in deciding on the advisability of purchasing the Bio Balance Shares. NYHC, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable NYHC to make an informed investment decision with respect to the Exchange.

          hh.     Intent.  NYHC  is  entering  into  this  Agreement for its own
                  ------
account. NYHC has no present arrangement (whether or not legally binding) at any time to sell the Bio Balance Shares to or through any person or entity.

          ii.     Compliance  with  Securities Act.  NYHC understands and agrees
                  --------------------------------
that the Bio Balance Shares have not been registered under the 1933 Act, by reason of their exchange in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of NYHC contained herein), and that the Bio Balance Shares must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

          jj.     Accuracy  of  Information  Furnished.  NYHC represents that no
                  ------------------------------------
statement made by NYHC set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of NYHC pursuant hereto or in connection with the Exchange, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4.3.     REPRESENTATIONS  AND  WARRANTIES  OF  BIO  BALANCE  SHAREHOLDERS.

          a.     Title to Shares.  Each Bio Balance Shareholder by tendering the
                 ---------------
Bio Balance Shares for exchange will be deemed to represent and warrant that he is the legal and beneficial owner of the number of shares of Company Stock as set forth in Schedule A hereto and that such Bio Balance Shares owned by such Bio Balance Shareholder fully paid, non-assessable and are owned free of preemptive rights and free and clear of any and all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever.

                                    ARTICLE 5

                                   CONDITIONS

     5.1 CONDITIONS TO OBLIGATIONS OF NYHC. The obligation of NYHC to consummate the transactions described in this Agreement is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by NYHC to the extent permitted by applicable law:

          a.     No  Material Adverse Change.  No material adverse change in the
                 ---------------------------
business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Bio Balance shall have occurred since the date of the Financial Statements provided by Bio Balance pursuant to Section 4.1(d).

          b.     Copies  of  Resolutions.  Bio Balance shall have furnished NYHC
                 -----------------------
with certified copies of resolutions duly adopted by the board of directors of each of Bio Balance authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable Bio Balance to comply with the terms of this Agreement.

          c.     Certificates  of  Good  Standing.  At  the Closing, Bio Balance
                 --------------------------------
shall have furnished NYHC with certified copies of certificates of good standing of Bio Balance dated not more than five (5) business days prior to the Closing Date.

          d.     Opinion  of  Bio Balance's Counsel.   An opinion of counsel for
                 -----------------------------------
Bio Balance that: (i) the Bio Balance Shares constitute all of the issued and outstanding equity securities in Bio Balance and are fully paid and nonassessable; (ii) Bio Balance is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and engage in its business as presently conducted or contemplated, and is duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which it conducts business except where the failure to be so qualified would not have a material adverse effect on the financial condition of Bio Balance; (iii) neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated by this Agreement breaches or constitutes a default under any agreement or commitment known to counsel to which Bio Balance is a party, or violates any provision of the Articles of Incorporation or Bylaws of Bio Balance, or causes the acceleration of the maturity of any debt or obligation of Bio Balance that is known to counsel, or violates any statute, law, regulation or rule, or any judgment, decree or order of any court or other governmental or quasi-governmental body; and (iv) counsel knows of no litigation pending or threatened which would adversely affect Bio Balance or the transactions contemplated by this Agreement.

          e.     Accuracy  of  Representations  and  Warranties.  Each  of  the
                 ----------------------------------------------
representations and warranties of Bio Balance and the Bio Balance Shareholders set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. Bio Balance and the Bio Balance Shareholders shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by Bio Balance and the Bio Balance Shareholders at or prior to the Closing Date.

          f.     Delivery  of  Officers'  Certificates.  Bio  Balance shall have
                 -------------------------------------
delivered to NYHC certificates, dated as of the Closing Date, and signed by the President of Bio Balance representing and affirming on behalf of Bio Balance that: (i) the representations and warranties made by Bio Balance as set forth in
Section 4.1 of this Agreement and referred to in Subsection 5.1e above were and are true, correct and complete as required by Subsection 5.1e above and the conditions set forth in this Section 5.1 have been satisfied. Bio Balance shall also have delivered certificates signed by its Secretary with respect to the authority and incumbency of the officers of Bio Balance officers executing this Agreement and any documents required to be executed or delivered in connection therewith.

          g.     Delivery of Stock Certificates. At the Closing, the Bio Balance
                 ------------------------------
Shareholders shall have delivered to NYHC certificates representing not less than 90% of the Bio Balance Shares and 100% of the Options, outstanding as of the Closing Date, which certificates shall be properly endorsed in blank or shall be accompanied by a properly executed stock power.

          h.     Consents  and  Waivers.  Any  and  all  necessary  consents,
                 ----------------------
authorizations, orders or approvals described in Subsection 4.1o above shall have been obtained, except as the same shall have been waived by NYHC.

          i.     Litigation.  There  shall  be  no effective injunction, writ or
                 ----------
preliminary restraining order or any order of any kind whatsoever with respect to Bio Balance or the Bio Balance Shareholders issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions described in this Agreement or making consummation thereof unduly burdensome to Bio Balance or the Bio Balance Shareholders. As of the Closing Date, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions described in this Agreement.

          j.     Delivery  of Documents and Other Information. Bio Balance shall
                 --------------------------------------------
have delivered to NYHC all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

          k.     Percentage  Ownership of NYHC.  On the date of the Exchange, no
                 ------------------------------
Bio Balance Shareholder or affiliated group of Bio Balance Shareholders will own, of record or beneficially, 10% or more of the NYHC Shares on a fully diluted basis (assuming the exercise of all Bio Balance Options).

     5.2 CONDITIONS TO OBLIGATIONS OF BIO BALANCE AND THE BIO BALANCE SHAREHOLDERS. The obligations of Bio Balance and the Bio Balance Shareholders to consummate the transactions described in this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Bio Balance and/or the Bio Balance Shareholders to the extent permitted by law:

          a.     Copies  of  Resolutions.  NYHC  shall  have  furnished  the Bio
                 -----------------------
Balance Shareholders with certified copies of resolutions duly adopted by the board of directors of NYHC authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable NYHC to comply with the terms of this Agreement.

          b.     Certificates  of  Good  Standing. NYHC shall have furnished the
                 --------------------------------
Bio Balance Shareholders with certified copies of certificates of good standing of NYHC dated not more than five (5) business day prior to the Closing Date.

          c.     Opinion  of  NYHC's  Counsel.  NYHC shall have furnished to Bio
                 ----------------------------
Balance, with an opinion of Scheichet & Davis, P.C., counsel to NYHC and other counsel to NYHC with respect to health care matters, dated as of the Closing Date, that: (i) NYHC is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its properties and engage in its business as presently conducted or contemplated, and is duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which it conducts business except where the failure to be so qualified would not have a material adverse effect on the financial condition of NYHC; (ii) neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated by this Agreement breaches or constitutes a default under any agreement or commitment known to counsel to which NYHC is a party, or violates any provision of the Articles of Incorporation or Bylaws of NYHC, or causes the acceleration of the maturity of any debt or obligation of NYHC that is known to counsel, or violates any statute, law, regulation or rule, or any judgment, decree or order of any court or other governmental or quasi-governmental body; (iii) counsel knows of no litigation pending or threatened which would adversely affect NYHC or the transactions contemplated by this Agreement; (iv) consummation of the transactions contemplated by this Agreement required no action by or in respect of, or filing with any New York health care agency including the New York Department of Health, that has not been made and consent obtained; (v) the Shareholder Consent has been obtained;
(vi) the Securities Compliance has been obtained; (vii) the Exchange Shares, when issued in compliance with this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable and free of preemptive rights set forth in the Articles, Bylaws and any agreement filed as an exhibit to the SEC Documents, and may be restricted from transfer but only to the extent set forth in this Agreement; and (viii) in connection with the registration of the Exchange Shares, counsel advised NYHC as to the requirements of the Securities Act and the applicable Rules and Regulations and rendered other legal advice and assistance in the course of preparation of the S-4 Registration Statement and Prospectus, including review and discussion of the contents thereof. On the basis of the information that was developed in the course of the performance of such services considered in the light of counsel's understanding of the Securities Act, including the requirements of Forms S-4, counsel had no reason to believe that (a) the S-4 Registration Statement (other than the financial statements and related statements and schedules) as of its Effective Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and related statements and schedules) as of the Effective Date of the S-4 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Counsel will not be required to assume any responsibility for the accuracy, completeness or fairness of the statements contained in the S-4 Registration Statement or the Prospectus.

          d.     Accuracy  of  Representations  and  Warranties.  Each  of  the
                 ----------------------------------------------
representations and warranties of NYHC set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. NYHC shall have performed and complied with in all material respects all agreements and covenants required by this Agreement to be performed by NYHC at or prior to the Closing Date.

          e.     Delivery  of  Officers' Certificates. NYHC shall have delivered
                 ------------------------------------
to Bio Balance and Bio Balance Shareholders, certificates, dated the Closing Date and signed by the Chief Executive Officer of NYHC, affirming that: (i) the representations and warranties of NYHC as set forth in Section 4.2 of this Agreement and referred to in Subsection 5.2d above were and are true, correct and complete as required by Subsection 5.2d above; and (ii) the conditions set forth in this Section 5.2 have been satisfied. NYHC shall also have delivered a certificate signed by the Secretary of NYHC with respect to the authority and incumbency of the officers of NYHC officers executing this Agreement and any documents required to be executed or delivered in connection therewith

          f.     Stock  Certificates. At the Closing, NYHC shall have issued and
                 -------------------
delivered to the Bio Balance Shareholders certificates representing the NYHC Shares, which certificates shall be in the name of the respective Bio Balance Shareholders, as set forth on Schedule A hereto.

          g.     Consents  and  Waivers.  Any  and  all  necessary  consents,
                 ----------------------
authorizations, orders or approvals described in Subsection 4.2o above shall have been obtained, except as the same shall have been waived by Bio Balance and/or the Bio Balance Shareholders.

          h.     Shareholder  Consent.  The  Shareholder Consent shall have been
                 --------------------
obtained and a certified copy of such component NYHC Shareholder resolutions shall have been delivered.

          i.     Securities  Compliance.  The  Securities  Compliance shall have
                 ----------------------
been  accomplished.

          j.     S-4.  The  S-4  Registration  Statement  shall  have  become
                 ---
effective under the Securities Act and no stop order suspending the effectiveness of the S-4 Registration Statement or injunction preventing the issuance and free trading of the Exchange Shares shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the SEC or any other entity.

          k.     Lockup.  The  NYHC  common  shares  subject  to  the  lock-up
                 ------
described in Section 3.5a shall have been imprinted with the legend described in
Section  3.5c.

          l.     Litigation.  There  shall  be  no effective injunction, writ or
                 ----------
preliminary restraining order or any order of any kind whatsoever with respect to NYHC issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions described in this Agreement or making the consummation thereof unduly burdensome to NYHC. As of the Closing Date, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the transactions described in this Agreement.

     5.3     POST-CLOSING  COVENANTS  AND  AGREEMENTS.    On  the  day  of  the
Exchange and subsequent thereto, NYHC and Bio Balance hereby covenant and agree as follows:

          a.     Heller  Health  Care Finance Line of Credit.  The Heller Health
                 -------------------------------------------
Care Finance line of credit and any replacement line of credit of NYHC will be drawn upon only for the financing of the NYHC home health care business and shall not be drawn upon for disbursement with respect to the financing of the business of Bio Balance.

          b.     Private  Placement  Proceeds.  The  proceeds  of  the  Private
                 ----------------------------
Placement will be employed exclusively to pay expenses of the Private Placement and for use by Bio Balance in furtherance of its business.

          c.     Short  Form  Merger.   If  less  than  100%  of the Bio Balance
                 -------------------
shareholders submit their Bio Balance Shares and Options for exchange into NYHC Shares and Options within 30 days after the closing of the Exchange, NYHC will form a wholly-owned subsidiary corporation ("Newco") pursuant to the Delaware General Corporation Law capitalized with all of the Bio Balance Shares and Options which NYHC received in the Exchange for NYHC Shares and Options, and Newco will then promptly perform all actions required for it to merge with Bio Balance pursuant to Sections 253 and 262 of the Delaware General Corporation Law, unless then NYHC Board of Directors as constituted immediately after Closing, adopts a resolution barring such action within such 30-day period.

          d.     SmallCap  Listing.  Bio Balance will take all action reasonably
                 -----------------
necessary on its part to preserve the NYHC SmallCap listing, and will refrain from taking any action which may jeopardize the NYHC SmallCap listing.

          e.     No  Commingling  of  Accounts.  Bio Balance and NYHC shall each
                 -----------------------------
maintain separate banking and other financing accounts and shall not commingle their respective funds or accounts.

          f.     Expense  Reimbursement.  Bio  Balance  will  promptly reimburse
                 ----------------------
NYHC for all additional expenses of NYHHC (i) arising after the Closing as a result of its acquisition of Bio Balance and the status of Bio Balance as a subsidiary of NYHC or merged entity pursuant to Section 5.3(c), (ii) transfer agent costs in connection with the preparation and distribution of the NYHC Shares, and (iii) listing of the NYHC Shares on the SmallCap and Boston Stock Exchange.

                                    ARTICLE 6

                                 INDEMNIFICATION

     6.1 INDEMNIFICATION BY BIO BALANCE. Bio Balance agrees to indemnify in respect of, and hold NYHC harmless against, any and all damages, claims, deficiencies, losses, and expenses (including, without limitation, legal and investigatory and other fees in attempting to avoid the same or defending against the same) (collectively "Damages") resulting from any misrepresentation, breach of warranty, or non-fulfillment or failure to perform any covenant or agreement on the part of Bio Balance made as a part of or contained in this Agreement or in any certificate executed and delivered pursuant to this Agreement or in connection with the transactions contemplated hereby.

     6.2 INDEMNIFICATION BY NYHC. NYHC agrees to indemnify in respect of, and hold Bio Balance and Bio Balance Shareholders harmless against, any and all damages, claims, deficiencies, losses, and expenses (including, without limitation, legal and investigatory and other fees in attempting to avoid the same or defending against the same) (collectively "Damages") resulting from any misrepresentation, breach of warranty, or non-fulfillment or failure to perform any covenant or agreement on the part of NYHC made as a part of or contained in this Agreement or in any certificate executed and delivered pursuant to this Agreement or in connection with the transactions contemplated hereby. Provided NYHC timely complies with its obligations described in Section 3.1, NYHC's indemnification shall not apply to a failure to obtain the NASDAQ Approval if the failure to obtain that NASDAQ Approval is result of the Exchange or because NYHC is required to apply for a SmallCap listing based on NASDAQ's "new listing" requirements, or a delisting from the SmallCap due to matters not within the control of NYHC.

     6.3 INDEMNIFYING PARTIES. The party claiming indemnification hereunder is hereinafter referred to as the "Indemnified Party" and the party against whom such claims are asserted hereunder is hereinafter referred to as the "Indemnifying Party."

     6.4 LIMITATION OF LIABILITY. Neither party shall be liable to the other party to this Agreement except to the extent that the aggregate amount of Damages for which they would otherwise (but for this provision) be liable under this Section, net of any insurance payments, exceeds in the aggregate the sum of twenty-five thousand dollars ($25,000) and then only to the extent of such excess.

     6.5 OTHER RIGHTS AND REMEDIES NOT AFFECTED. The indemnification rights of the parties under this Section are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                    ARTICLE 7

              TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

     7.1 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated at any time prior to the Closing by consent of Bio Balance and NYHC, provided that such consent to terminate is in writing and is signed by Bio Balance and NYHC.

     7.2 TERMINATION FOR FAILURE TO CLOSE. This Agreement may be terminated by any of the parties hereto if the Closing shall not have occurred by April 29, 2002, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the Exchange by the foregoing date.

     7.3 TERMINATION BY OPERATION OF LAW. This Agreement may be terminated by any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the Exchange illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

     7.4 EFFECT OF TERMINATION OR DEFAULT; REMEDIES. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non-Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

     7.5 REMEDIES; SPECIFIC PERFORMANCE. In the event that any party shall fail or refuse to consummate the Exchange (except pursuant to Sections 7.1, 7.2 or 7.3 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the
"Defaulting Party") shall have occurred that results in the failure to consummate the Exchange, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non-Defaulting party seeking any injunctive relief or specific performance such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs, disbursements and attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1 FEES AND EXPENSES. Except as otherwise described herein, each party hereto shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the Exchange.

     8.2 MODIFICATION, AMENDMENTS AND WAIVER. The parties hereto may amend, modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     8.3 INSPECTION OF PROPERTIES AND BOOKS. Bio Balance shall, at reasonable times acceptable to NYHC and Bio Balance, assist any individual or individuals designated by NYHC with reasonable prior notice to visit or inspect any property of Bio Balance with respect to its business, including books of accounts and records with respect to the business, to make extracts or copies of such books and records and to discuss the affairs, finances and accounts of Bio Balance with its officers, and shall use its best efforts to obtain access for NYHC to accountants' work papers. NYHC agrees to treat all such material (the "Evaluation Material") confidentially, and shall not disclose any Evaluation Material or any information contained therein to any party, except as otherwise set forth herein; provided, however, that NYHC is authorized to disclose the Evaluation Material to its investment bankers, financial advisors and legal counsel. NYHC shall instruct its investment bankers, financial advisors, legal counsel, officers, directors, employees, agents or representatives of the confidential nature of the Evaluation Material and shall be responsible for insuring that the Evaluation Material is kept confidential by such persons.

     8.4 ASSIGNMENT. Neither NYHC, Bio Balance, nor the Bio Balance Shareholders shall have the authority to assign its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

     8.5 BURDEN AND BENEFIT. This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by Bio Balance of its respective obligations hereunder, the sole and exclusive recourse and remedy of NYHC shall be against Bio Balance, and any of Bio Balance's assets; under no circumstances shall any officer or director of Bio Balance be liable in law or equity for any obligations of Bio Balance hereunder. In the event of a default by NYHC of any of its obligations hereunder, the sole and exclusive recourse and remedy of the Bio Balance Shareholders and Bio Balance shall be against NYHC and its assets; under no circumstances shall any officer, director, stockholder or affiliate of NYHC be liable in law or equity for any obligations of NYHC hereunder.

     8.6 BROKERS. Bio Balance represents and warrants to NYHC that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Bio Balance, or any Bio Balance Shareholder or any other person in connection with this Agreement. NYHC represents and warrants to Bio Balance and the Bio Balance Shareholders that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of NYHC in connection with this Agreement.

     8.7 ENTIRE AGREEMENT. This Agreement and the exhibits, lists and other documents referred to herein contain the entire agreement among the parties hereto with respect to the Exchange and supersede all prior agreements with respect thereto, whether written or oral.

     8.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflicts of laws.

     8.9 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial overnight delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

             If to Bio Balance or
             The Bio Balance
             Shareholders:              The Bio Balance Corp.
                                        40 Fulton Street, 7th Floor
                                        New York, New York 10038
                                        Attn: Yitz Grossman, President
                                        Facsimile: (212) 964-4630

             with a copy to:            Grushko & Mittman, P.C.
                                        551 Fifth Avenue, Suite 1601
                                        New York, New York 10176
                                        Attn: Edward M. Grushko, Esq.
                                        Facsimile: (212) 697-3575

             If to NYHC:                New York Health Care, Inc.
                                        1850 McDonald Avenue
                                        Brooklyn, New York 11223
                                        Facsimile: (718) 375-4007

             with a copy to:            Scheichet & Davis, P.C.
                                        800 Third Avenue - 29th Floor
                                        New York, New York 10022
                                        Facsimile: (212) 371-7634
                                        Attn: William Davis, Esq.


or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, the date any such notice shall be deemed to have been delivered on the date of transmission of a facsimile, the day after delivery to a commercial overnight delivery service, or five (5) days after delivery into a United States Post Office.

     8.10 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original or a facsimile copy, but all of which shall constitute but one agreement.

     8.11 RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

     8.12 SEVERABILITY OF PROVISIONS. The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

     8.13 HEADINGS. The headings set forth in the articles and sections of this Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

     8.14 KNOWLEDGE STANDARD. When used in this Agreement, the phrase "to the best knowledge of, " "knowledge of, " "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to NYHC, the officers and directors of NYHC; (ii) with respect to Bio Balance, the officers and directors of Bio Balance; and (iii) the Bio Balance Shareholders.

     8.15 JOINT PREPARATION. This Agreement was jointly prepared by NYHC and Bio Balance, and is not to be construed against any party hereto. Should any provision of this Agreement be found to be illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision shall immediately become null and void leaving the remainder of this Agreement in effect.

     8.16 FORCE MAJURE. In the event either party is prevented from performing under this Agreement due to weather, strikes, labor disputes, natural disasters or acts of G-d, or similar occurrences which are beyond such party's control, such party's performance shall be suspended for the time equal to the delay caused by such events.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              THE  BIO  BALANCE  CORP.


                              By:   /s/  Yitz  Grossman
                                 ----------------------

                              Its:  President  and  Director
                                  --------------------------


                              NEW  YORK  HEALTH  CARE,  INC.


                              By:  /s/  Jerry  Braun
                                 -------------------

                              Its:  President  and  CEO
                                  ---------------------

                                  SCHEDULE 1.2


     After the date of the Agreement, Bio Balance may enter into agreements with employees, and advisory board members. Up to ten of such advisory board members in the aggregate may be granted the right to purchase up to 10,000 shares of Bio Balance common stock at a per share purchase price of $1.50. Such right will be exercisable for two years after the issue date. From and after the Closing, the right to purchase Bio Balance common stock will be exchanged for the right to purchase NYHC Shares on a one for one basis with all other terms being substantially the same.

                                  SCHEDULE 3.4

                                PRIVATE PLACEMENT


Maximum:                      3,000,000  Common  Shares

Minimum  Sales  Price:        Not  less  than  $2.00  per  share

Underwriting Compensation:    Ten  percent (10%) commissions, three percent (3%)
                              non-accountable expense allowance and one common stock purchase warrant for each ten shares sold.
                              The Underwriters warrants will be exercisable at a price not less than the price at which the Common
                              Shares are sold to investors, until 5 years after the closing date of the Private Placement, with customary demand and piggyback registration rights.

Closing  Date:                Prior  to  Closing  of  Exchange.

                                  SCHEDULE 3.5A

                                   NYHC LOCKUP


     1,501,985 NYHC Common Shares owned by Jerry Braun and Jacob Rosenberg will be restricted from sale, transfer or hypothecation until 120 days after the effective date of the S-4 Registration Statement referred to in Section 3.3 of the Agreement, provided all such Shares owned and transferred by them which Share are subject to the irrevocable proxies described in Section 3.2(c) remain subject to the irrevocable proxies through the Closing Date or termination of this Agreement. Thereafter, for so long as each such holder is a director of NYHC each calendar month, each such holder may convey not more than 10% of the NYHC Common Shares owned by him on the date of Closing.

     Each such holder may transfer NYHC Common Shares owned by them as of the date of this Agreement to family trusts and registered charities provided such transferred NYHC Common Shares remain subject to restriction from further sale, transfer or hypothecation until 120 days after the effective date of the S-4 Registration Statement referred to in Section 3.3 of the Agreement. Thereafter, for so long as each such holder is a director of NYHC each calendar month, each such transferee may convey not more than 10% of the NYHC Common Shares received by the transferee. The foregoing notwithstanding, registered charities who receive NYHC Common Shares may sell up to 1,000 NYHC Shares per trading day commencing on the Closing and until 120 days thereafter.

                                  SCHEDULE 3.5B

                               BIO BALANCE LOCKUP


     The NYHC Shares issuable upon Exchange for 9,006,625 Bio Balance common shares issued in Bio Balance's private placement described in a Private Placement Memorandum dated June 1, 2001 shall be restricted from sale, transfer or hypothecation until the sooner of June 27, 2003, or one year after the effective date of the S-4 Registration Statement referred to in Section 3.3 of the Agreement, in which such NYHC Shares are registered.

     The NYHC Shares issuable upon Exchange for 400,000 Bio Balance common shares issued in Bio Balance's private placement described in a Private Placement Memorandum dated July 16, 2001 shall be restricted from sale, transfer or hypothecation until the sooner of August 10, 2003, or one year after the effective date of the S-4 Registration Statement referred to in Section 3.3 of the Agreement, in which such NYHC Shares are registered.

     The NYHC Shares issuable upon Exchange for 990,000 Bio Balance common shares issued to Danron Ltd., Uprising Investments Ltd., and Kimmey Trading Ltd. will be restricted from sale, transfer or hypothecation until 120 days after the Closing. Thereafter between the 120th and 150th days after Closing, up to 10% of the aforedescribed NYHC Shares received by each of them may be conveyed; and thereafter 7% of the aforedescribed NYHC Shares received by them may be conveyed each calendar month.

     The NYHC Shares issuable upon exchange for 7,000,000 Bio Balance common shares outstanding prior to August 31, 2001 will be restricted from sale, transfer, or hypothecation until 180 days after the effective date of the S-4 Registration Statement referred to in Section 3.3 of the Agreement in which such NYHC Shares are registered.

     After the Closing, NYHC may release from the terms of the Lockup described above, any of the above described NYHC Shares provided one of the NYHC Common Shares described on Schedule 3.5(a) are also released from the terms of Lockup for each two NYHC Shares received upon Exchange that are released from lockup. Such release shall be proportionate among NYHC shareholders who are subject to lockup.

                                  SCHEDULE 4.1N

Schedule of documents related to the acquisition of E-coli based probiotic technology by The Bio Balance Corp.

1. Asset Purchase Agreement - July 31, 2001 by and among Danron Ltd., Uprising Investments Ltd., Kimmey Trading Ltd. and The Bio Balance Corp.
a.  counsel's  opinion  -  Danron
b.  counsel's  opinion  -  Uprising
c.  counsel's  opinion  -  Kimmey
d.  counsel's  opinion  -  Bio  Balance

2. Letter of understandings - Bio Balance to Danron, Uprising, Kimmey - July 31, 2001.
a.  appointment  of  Trustee
b.  instructions  to  Trustee
c.  Bio Balance undertakings (N.D.A and Non-Compete in case of failure to close)
d.  Zvi  Rish  confirmation  of  delivery of Assets to trustee August 22,  2001.

3.  Assignment  of  Patent
a.  US
b.  PCT
c.  Israel

4.  Confirmation  of  representations,  N.D.A,  Non-Compete  -  July  31,  2001
a.  M.G.  Novobiotec,  Belbo,  Olshenitsky
b.  Biosanel,  Kellner-Padelka
c.  Tetra,  Weiss,  Bechar

5.  NDA  and  Non-Compete
a.  Ruven  Shpungin
b.  Mark  Olshenitsky
c.  Genady  Buchman
d.  Olga  Buchman
e.  Alex  Padelka
f.  Sergei  Braun
g.  Gidi  Kahana
h.  Ian  Solomon
i.  Prof.  Hadani

6. Asset Purchase Agreement, M.G. Novobiotec, Belbo, Olshenitsky and Buchman to Danron, June 20, 2001.
a.  counsel's  opinion  -  M.G.  Novobiotec
b.  counsel's  opinion  -  Belbo
c.  counsel's  opinion  -  Danron

7. Sale of Rights Agreement - Tetra Pharm, Weiss and Bechar to Kimmey - June 4, 2001.
a.  counsel's  opinion  -  Tetra
b.  counsel's  opinion  -  Kimmey

8.  Sale  of  Assets  -  Biosanel  and  Kellner  to  Uprising  -  March  1, 2001
a.  counsel's  opinion  -  Biosanel
b.  counsel's  opinion  -  Uprising


Additional  Bio  Balance  Documents

Consulting  Agreement  with  Dr.  Sergei  Braun  dated  August  31,  2001

Consulting  Agreement  with  Harold  Jacob,  M.D.  dated  June  1,  2001

Consulting  Agreement  with  Emerald  Asset Management, Inc. dated June 1, 2001.

Consulting  Agreement  with  BMF  Engineering,  executed  as of August 31, 2001.

                                  SCHEDULE 4.1X


Officers and directors of Bio Balance as of the date of Stock for Stock Exchange
--------------------------------------------------------------------------------
Agreement:
----------

                                                                    Compensation
                                                                    ------------

President  and  Director          Yitz  Grossman                    None

Secretary  and  Director          Paul  Stark                       None

Treasurer  and  Director          Jeanne  Quinto                    None through
     September 30, 2001. Commencing October 1, 2001, Ms. Quinto will receive annual compensation of $45,000, pursuant to oral agreement.



Officers  and  directors  as  of  immediately  following  closing:
------------------------------------------------------------------

President  and  Director               [TO  BE  DETERMINED]

Vice-President  and  Director          Paul  Stark

Secretary/Treasurer  and  Director     Jeanne  Quinto


Two  directors  to  be  appointed  to  NYHC  Board  of  Directors:
------------------------------------------------------------------

Paul  Stark  and  David  Katz


Consultants:
------------

Dr. Sergei Braun - Annual compensation is $36,000. 10,000 Common Stock Purchase Warrants exercisable at $1.50 per Bio Balance common share for 2 years from vesting date. 800 Warrants presently vested. An additional 400 Warrants vest on the first day of each month commencing September 1, 2001.

Harold  Jacob,  M.D.  -  Annual  compensation  is  $65,000.

Emerald Asset Management, Inc. - Annual compensation is $250,000. Emerald Asset Management, Inc. also received 200,000 Bio Balance Common Stock Purchase Warrants exercisable for $1.00 per common share until June 1, 2006.

BMF Engineering - Annual compensation is $12,000. BMF Engineering also received 200,000 Bio Balance Common Stock Purchase Warrants exercisable for $1.50 per common share until August 31, 2004.

                                 SCHEDULE 4.1AA


Bio Balance maintains a checking account at the Lower Broadway branch of The Fleet Bank.

The  authorized  signators  on  the account are Yitz Grossman and Jeanne Quinto.

                                  SCHEDULE 4.2N



     NYHC and Bio Balance have agreed that, upon the approval of the presently constituted Compensation Committee, the presently existing employment contracts between NYHC and each of Jerry Braun and Jacob Rosenberg shall be amended at Closing to provide for the following:

     1. assurance of continuation of their election to the NYHC Board of Directors for the full term of their respective employment contracts;

     2. extension of the term of each of their respective employment contracts for a period of five years;

     3. in the event of termination "without cause," as defined in the respective employment contracts, the issuance to each of Jerry Braun and Jacob Rosenberg of options to purchase up to 500,000 shares of NYHC common stock for a period of ten years for a purchase price per share equal to the closing market price per share on the day of grant, the underlying shares of which shall be promptly registered on SEC Form S-8 or on any other SEC form appropriate for such registration so that such shares shall have been fully registered no later than 90 days after such termination of the employment contract; and

     4. if the "Closing" of the "Exchange," as defined in the Stock For Stock Exchange Agreement between The Bio Balance Corp. and New York Health Care, Inc., is deemed to be a "change of control" of New York Health Care, Inc. as referred to in paragraph 5 of each of those employment contracts, the benefits accruing to the employees as a result of that "change of control" shall be deferred for 369 days following the Closing.

                                  SCHEDULE 4.2X


     NYHC has three employees whose compensation is required to be disclosed pursuant to SEC rules and regulations; Jerry Braun, President and CEO, Jacob Rosenberg, Vice President, Treasurer, Secretary and COO, and Anthony Aquaviva, Controller. Mr. Braun's and Mr. Rosenberg's current salaries are the same as disclosed in the NYHC Form 10-K Report for 2000, plus 10%. Mr. Aquaviva's current salary is $110,000 per year. No decision has as yet been made by the Compensation Committee with respect to bonuses for 2001.